_________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                February 14, 2005


                        Annaly Mortgage Management, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Maryland               1-13447               22-3479661
               --------               -------               ----------
      State or Other Jurisdiction   (Commission          (I.R.S. Employer
           Of Incorporation)        File Number)        Identification No.)


      1211 Avenue of the Americas
              Suite 2902
          New York, New York                                 10036
          ------------------                                 -----
    (Address of Principal Executive                        (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement


     On February 16, 2005, Annaly Mortgage Management, Inc. (the "Company") issued a press release announcing the appointment of Mr. R. Nicholas Singh as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer effective February 14, 2005. The Company entered into a two-year employment agreement with Mr. Singh that commenced on February 14, 2005. The employment agreement provides for an annual base salary of $300,000, subject to discretionary increases by the Company, and a discretionary bonus if approved by the Company's Compensation Committee. If Mr. Singh's employment is terminated without Cause (as defined) or by Mr. Singh for Good Reason (as defined), he will be entitled to a severance payment equal to three times the greater of his annual base salary and performance bonus for the preceding year or the average for the three preceding years of his annual base salary and performance bonus. The employment agreement includes a one-year non-compete provision. A copy of the employment agreement is attached as Exhibit 10.1 to this report.

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective February 14, 2005, Mr. R. Nicholas Singh commenced employment as the Company's Executive Vice President, General Counsel, Secretary and Chief Compliance Officer. Mr. Singh will serve pursuant to the terms of the employment agreement described in Item 1.01 above, which description is incorporated by reference into this Item 5.02(c). Mr. Singh, 45 years old, has practiced corporate and securities laws for over 14 years. Prior to joining the Company, Mr. Singh was a partner at the law firm of McKee Nelson LLP where he represented the Company; and prior to that he was a partner at the law firm of Sidley Austin Brown & Wood LLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANNALY MORTGAGE MANAGEMENT, INC.



                                   By: /s/Kathryn Fagan
                                       -----------------------------------------
                                      Name:  Kathryn Fagan
                                     Title:  Chief Financial Officer



Dated: February 16, 2005

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                                 Description
-----------                                 -----------


10.01 Employment Agreement, dated February 14, 2005, between Annaly Mortgage Management, Inc. and R. Nicholas Singh